SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2002

THE SEIBELS BRUCE GROUP, INC.
(Exact name of registrant as specified in its charter)

South Carolina	0-8804	57-0672136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Lady Street (Post Office Box 1) Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (803) 748-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.              Other Events

          On August 20, 2002, The Seibels Bruce Group, Inc. (the “Company”) issued a press release announcing the issuance of an Order Imposing Administrative Supervision and Appointing Supervisor from the South Carolina Department of Insurance.  A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.              Financial Statements and Exhibits

          (a)           Not applicable.

          (b)           Not applicable.

          (c)           Exhibits.

                          The following exhibit is filed herewith and made a part hereof.

Exhibit No.                      Description

                             99            —            Press Release dated August 20, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:       August 21, 2002

THE SEIBELS BRUCE GROUP, INC.

By:	/s/ Kenneth W. Marter
Kenneth W. Marter
Chief Financial Officer